Exhibit 99.1

CONTACT:

Teri Klein

Vice President, Investor Relations

408.617.8825

teri.klein@palm.com

Palm Reports Q2 FY09 Results

SUNNYVALE, Calif., Dec. 18, 2008 — Palm, Inc. (NASDAQ: PALM) today reported that total revenue in the second quarter of fiscal year 2009, which ended Nov. 28, 2008, was $191.6 million. Smartphone sell-through for the quarter was 599,000 units, down 13 percent year over year. Smartphone revenue was $171.0 million, down 39 percent from the year-ago period.

“We’re working through an undeniably difficult period,” said Ed Colligan, Palm president and chief executive officer, “but near-term challenges shouldn’t overshadow the fact that we are on track to deliver a breakthrough new platform and products that will bring a truly differentiated smartphone experience to our customers and reestablish Palm as a leading innovator in the mobile industry.”

The second quarter of fiscal year 2009 net loss applicable to common shareholders included a non-cash charge with a net impact of $396.7 million to the tax provision pertaining to the increase of the valuation allowance for the Company’s U.S. deferred tax assets. This non-cash charge was the primary driver of a net loss applicable to common shareholders for the second quarter of fiscal year 2009 of $(508.6) million, or $(4.64) per diluted common share on a GAAP basis. The increase in the valuation allowance does not reflect a change in the company’s outlook, nor does it alter the company’s ability to utilize the underlying net operating loss carry forwards. “We have reserved against these assets in accordance with GAAP, however we still expect to utilize our net operating loss to offset future U.S. cash taxes once we become profitable.” said Andy Brown, chief financial officer.

In addition to the tax provision charge, net loss applicable to common shareholders included stock-based compensation of $5.8 million, amortization of intangible assets of $0.9 million, restructuring charges of $8.3 million, impairment of non-current auction rate securities of $14.3 million and accretion of series B convertible preferred stock of $2.4 million. This compares to net loss applicable to common shareholders for the second quarter of fiscal year 2008 of $(9.6) million, or $(0.09) per diluted common share, which included stock-based compensation of $14.3 million, amortization of intangible assets of $1.0 million, restructuring charges of $10.1 million and accretion of series B convertible preferred stock of $0.8 million.

Net loss for the second quarter of fiscal year 2009, measured on a non-GAAP(1) basis, totaled $(80.2) million, or $(0.73) per diluted share, which excludes stock-based compensation, amortization of intangible assets, restructuring charges, impairment of non-current auction rate securities, accretion of series B convertible preferred stock and the non-cash net impact on the tax provision resulting from the increase of the valuation allowance for the Company’s U.S. deferred tax assets. This compares to non-GAAP net loss for the second quarter of fiscal year 2008 of $(7.8) million, or $(0.07) per diluted share, which excluded the effects of stock-based compensation, amortization of intangible assets, restructuring charges and accretion of series B convertible preferred stock and adjusting the related income tax provision to 42 percent.

Earnings before interest, taxes, depreciation and amortization, or EBITDA, for the second quarter of fiscal year 2009 totaled $(84.5) million. EBITDA, adjusted to add back stock-based compensation, net other income (expense), restructuring charges and impairment of non-current auction rate securities, or Adjusted EBITDA, totaled $(55.8) million.

INVESTOR’S NOTE

Palm will host a conference call to review the complete Q2 FY09 financial results beginning at 1:30 p.m. PT / 4:30 p.m. ET. The conference call will be hosted by Ed Colligan, president and chief executive officer, and Andy Brown, chief financial officer. Investors and other interested parties are encouraged to listen to the call by logging onto the conference call webcast prior to the start of the conference call at Palm’s Investor Relations website (http://investor.palm.com). Investors wishing to listen to the conference call via telephone may dial 866.362.4666 (domestic) or 617.597.5313 (international). There is no pass code required for the live call. A telephone replay of the conference call will be available through Dec. 29, 2008. The dial-in number for the replay will be 888.286.8010 (domestic) and 617.801.6888 (international). The pass code 95409501 is required for the replay. An archive of the audio webcast and visual portion of the conference call will be posted on Palm’s Investor Relations website at http://investor.palm.com.

About Palm, Inc.

Palm, Inc. is a leading mobile products company, creating instinctive yet powerful mobile products that enable people to better manage their lives on the go. The company’s products for consumers, mobile professionals and businesses include Palm(R) Treo(TM) and Centro(TM) smartphones and Palm handheld computers, as well as software, services and accessories.

Palm products are sold through select Internet, retail, reseller and wireless operator channels throughout the world, and at Palm online stores (http://www.palm.com/store).

More information about Palm, Inc. is available at http://www.palm.com.

NON-GAAP FINANCIAL MEASURES: Palm utilizes a number of different financial measures, both GAAP and non-GAAP, in analyzing and assessing its overall business performance, for making operating decisions and for forecasting and planning future periods. Palm considers the use of non-GAAP financial measures helpful in assessing its current financial performance, ongoing operations and prospects for the future. Ongoing operations are the ongoing revenue and expenses of the business, excluding certain costs that Palm does not anticipate to recur on a quarterly basis. While Palm uses non-GAAP financial measures as a tool to enhance its understanding of certain aspects of its financial performance, Palm does not consider these measures to be a substitute for, or superior to, the information provided by GAAP financial measures. Consistent with this approach, Palm believes that disclosing non-GAAP financial measures to the readers of its financial statements provides such readers with useful supplemental data that, while not a substitute for GAAP financial measures, allows for greater transparency in the review of its financial and operational performance. In assessing the overall health of its business during the second quarters of fiscal years 2009 and 2008, Palm excluded items in the following general categories, each of which are described below:

Acquisition-related Expenses. Palm excluded amortization of intangible assets resulting from acquisitions to allow more transparent comparisons of its financial results to its historical operations, forward-looking guidance and the financial results of peer companies. In recent years, Palm has completed the acquisition of the Palm brand and the acquisition of other assets and technologies, which resulted in operating expenses that would not otherwise have been incurred. Palm believes that providing non-GAAP information for amortization of intangible assets allows the users of its financial statements to review both the GAAP expenses in the period, as well as the non-GAAP expenses, thus providing for enhanced understanding of historic and future financial results. Additionally, had Palm internally developed these intangible assets, the amortization of intangible assets would have been expensed historically, and Palm believes the assessment of its operations excluding these amortization costs is relevant to the assessment of internal operations.

Stock-based Compensation. Palm believes that because of the variety of equity awards used by companies, varying methodologies for determining stock-based compensation and the assumptions and estimates involved in those determinations, the exclusion of non-cash stock-based compensation enhances the ability of management and investors to understand the impact of non-cash stock-based compensation on our operating results. Further, Palm believes that excluding stock-based compensation allows for a more transparent comparison of its financial results to previous periods. Palm prepares and maintains its budgets and forecasts for future periods on a basis consistent with this non-GAAP financial measure.

Income Tax Provision (Benefit). For purposes of calculating its non-GAAP financial measures during fiscal year 2009, Palm excluded the non-cash net impact on the tax provision pertaining to the increase of the valuation allowance for the Company’s U.S. deferred tax assets. The resulting non-GAAP tax provision, net of this increase, represents amounts that Palm believes it will pay for foreign and state taxes. Palm believes this is appropriate because management considers the amount of taxes that will be paid when evaluating Palm’s overall business performance, making operational decisions or forecasting and planning future periods, and does not include the charges of establishing a valuation allowance on its U.S. deferred tax assets in this consideration. Additionally, Palm believes the exclusion of these charges is useful because it allows more transparent comparisons of its financial results to historical operations. For purposes of calculating its non-GAAP financial measures during the six months ended Nov. 30, 2007, Palm assumed a 27 percent annual effective tax rate to provide a more appropriate view of that period.

Other Expenses. Palm excludes certain other items that are the result of unplanned events to measure its operating performance. Included in these items are patent acquisition cost (refund), restructuring charges, gain on sale of land, impairment of non-current auction rate securities and accretion of series B convertible preferred stock, as some of these amounts relate to items that are unplanned and are not expected to recur on a quarterly basis. Therefore, by providing this information, Palm believes its management and the users of its financial statements are better able to understand the financial results of what Palm considers to be its current financial performance, ongoing operations and prospects for the future.

Earnings Before Interest, Taxes, Depreciation and Amortization. EBITDA is defined as earnings before net interest, taxes, depreciation and amortization. Palm considers this measure to be an important indicator of its operational strength to incur and repay indebtedness. Palm excludes net interest and taxes to allow a creditor to assess the ability to repay different debt instruments. Palm excludes depreciation and amortization because while tangible and intangible assets support Palm’s business, Palm does not believe the related depreciation and amortization costs are directly attributable to Palm’s ability to repay debt. This measure is used by some investors when assessing the performance of the company. In addition, Palm further excludes other non-GAAP items, such as stock-based compensation, patent acquisition cost (refund), restructuring charges, gain on sale of land and impairment of non-current auction rate securities listed above, to determine Adjusted EBITDA. Palm believes the assessment of its operations further excluding stock-based compensation, net other income (expense), patent acquisition cost (refund), restructuring charges, gain on sale of land and impairment of non-current auction rate securities is relevant to the assessment of internal operations and comparisons to industry performance.

Each of the non-GAAP financial measures described above, and used in this press release, should not be considered in isolation from, or as a substitute for, a measure of financial performance prepared in accordance with GAAP. Further, investors are cautioned that there are inherent limitations associated with the use of each of these non-GAAP financial measures as an analytical tool. In particular, these non-GAAP financial measures are not based on a comprehensive set of accounting rules or principles and many of the adjustments to the GAAP financial measure reflect the exclusion of items that are recurring and will be reflected in the Company’s financial results for the foreseeable future. Palm compensates for these limitations by providing specific information in the reconciliation included in this press release regarding the GAAP amounts excluded from the non-GAAP financial measures. In addition, as noted above, Palm evaluates the non-GAAP financial measures together with the most directly comparable GAAP financial information.

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS: This press release contains forward-looking statements within the meaning of the federal securities laws, including, without limitation, statements regarding Palm’s ability to deliver a breakthrough new platform and products, to bring a differentiated smartphone experience to market, to be and to be recognized as a leading innovator, to utilize net operating loss carryforwards and to become profitable. These statements are subject to risks and uncertainties that could cause actual results and events to differ materially, including, without limitation, the following: fluctuations in the demand for Palm’s existing and future products and services and growth in Palm’s industries and markets; Palm’s ability to forecast demand for its products; possible defects in products and technologies developed; Palm’s ability to introduce new products and services successfully and in a cost-effective and timely manner; Palm’s ability to develop its new operating system; Palm’s ability to timely and cost-effectively obtain components and elements of its technology from suppliers; Palm’s ability to obtain other key technology from third parties free from errors and defects, integrate it with Palm’s products and meet certification requirements, all on a timely basis; Palm’s ability to compete with existing and new competitors; Palm’s dependence on wireless carriers and ability to meet wireless-carrier certification requirements; Palm’s dependence on a concentrated number of significant customers; and Palm’s ability to adjust to changing market conditions. A detailed discussion of these and other risks and uncertainties that could cause actual results and events to differ materially from such forward-looking statements is included in Palm’s most recent filings with the Securities and Exchange Commission, including Palm’s quarterly report on Form 10-Q for the quarter ended Aug. 29, 2008, under the caption Risk Factors and elsewhere. Palm undertakes no obligation to update forward-looking statements to reflect events or circumstances occurring after the date of this press release.

(1)	GAAP stands for Generally Accepted Accounting Principles.

Palm, Treo and Centro are among the trademarks or registered trademarks owned by or licensed to Palm, Inc. All other brand and product names are or may be trademarks of, and are used to identify products or services of, their respective owners.

Palm, Inc.

Condensed Consolidated Statements of Operations

(In thousands, except per share data)

(Unaudited)

	Three Months Ended		Six Months Ended
	Nov. 30, 2008	Nov. 30, 2007	Nov. 30, 2008	Nov. 30, 2007
Revenues	$191,618	$349,633	$558,475	$710,392
Cost of revenues (a)	153,477	245,868	422,993	476,203

Gross profit	38,141	103,765	135,482	234,189
Operating expenses:
Sales and marketing (a)	45,282	61,466	102,689	121,661
Research and development (a)	47,722	53,570	96,531	106,186
General and administrative (a)	13,474	20,237	27,539	34,233
Amortization of intangible assets	883	962	1,766	1,923
Patent acquisition cost (refund)	—	—	(1,537)	5,000
Restructuring charges (a)	8,296	10,145	7,823	16,749
Gain on sale of land	—	—	—	(4,446)

Total operating expenses	115,657	146,380	234,811	281,306

Operating loss	(77,516)	(42,615)	(99,329)	(47,117)
Impairment of non-current auction rate securities	(14,253)	—	(29,218)	—
Interest (expense)	(7,686)	(4,037)	(14,580)	(4,190)
Interest income	2,056	7,765	4,072	15,683
Other income (expense), net	(358)	(144)	(813)	(445)

Loss before income taxes	(97,757)	(39,031)	(139,868)	(36,069)
Income tax provision (benefit)	408,413	(30,183)	405,779	(26,380)

Net loss	(506,170)	(8,848)	(545,647)	(9,689)
Accretion of series B redeemable convertible preferred stock	2,424	780	4,825	780

Net loss applicable to common shareholders	$(508,594)	$(9,628)	$(550,472)	$(10,469)

Net loss per common share:
Basic and diluted	$(4.64)	$(0.09)	$(5.05)	$(0.10)

Shares used to compute net loss per common share:
Basic and diluted	109,698	105,296	108,994	104,647

(a) Costs and expenses include stock-based compensation as follows:

Cost of revenues	$413	$651	$777	$1,062
Sales and marketing	737	2,760	2,154	4,067
Research and development	2,303	3,387	5,551	5,209
General and administrative	2,384	7,495	4,355	9,083
Restructuring charges	495	956	495	956

	$6,332	$15,249	$13,332	$20,377

Palm’s fiscal periods are generally 13 weeks in length and end on a Friday. For presentation purposes, the periods are presented as ending on Nov. 30.

Palm, Inc.

Reconciliation of GAAP Items to Non-GAAP Items

(In thousands, except per share data)

(Unaudited)

	Three Months Ended		Six Months Ended
	Nov. 30, 2008	Nov. 30, 2007	Nov. 30, 2008	Nov. 30, 2007
Net loss applicable to common shareholders, as reported	$(508,594)	$(9,628)	$(550,472)	$(10,469)
Adjustments:
Stock-based compensation (a)	5,837	14,293	12,837	19,421
Amortization of intangible assets	883	962	1,766	1,923
Patent acquisition cost (refund)	—	—	(1,537)	5,000
Restructuring charges	8,296	10,145	7,823	16,749
Gain on sale of land	—	—	—	(4,446)
Impairment of non-current auction rate securities	14,253	—	29,218	—
Accretion of series B redeemable convertible preferred stock	2,424	780	4,825	780
Income tax provision / benefit	396,676	(24,395)	402,551	(27,076)

Net income (loss), non-GAAP	$(80,225)	$(7,843)	$(92,989)	$1,882

	Three Months Ended		Six Months Ended
	Nov. 30, 2008	Nov. 30, 2007	Nov. 30, 2008	Nov. 30, 2007
Net income (loss) per common share:
Basic, as reported	$(4.64)	$(0.09)	$(5.05)	$(0.10)
Adjustments	3.91	0.02	4.20	0.12

Basic, non-GAAP	$(0.73)	$(0.07)	$(0.85)	$0.02

Diluted, as reported	$(4.64)	$(0.09)	$(5.05)	$(0.10)
Adjustments	3.91	0.02	4.20	0.12

Diluted, non-GAAP	$(0.73)	$(0.07)	$(0.85)	$0.02

Shares used to compute net income (loss) per common share:
Basic, as reported	109,698	105,296	108,994	104,647
Adjustments (b)	—	—	—	7,794

Basic, non-GAAP	109,698	105,296	108,994	112,441

Diluted, as reported	109,698	105,296	108,994	104,647
Adjustments (b)	—	—	—	15,762

Diluted, non-GAAP	109,698	105,296	108,994	120,409

(a)	Stock-based compensation related to workforce reductions are included in restructuring charges.

(b)	As a result of the non-GAAP income during the six months ended November 30, 2007, non-GAAP shares used to compute net income per common share are adjusted to reflect the participation of the series B redeemable convertible preferred stock and the diluted effect of share-based awards, as applicable.

The above non-GAAP amounts have been adjusted to eliminate stock-based compensation, amortization of intangible assets, patent acquisition cost (refund), restructuring charges, gain on sale of land, impairment of non-current auction rate securities, accretion of series B redeemable convertible preferred stock, the non-cash net impact on the tax provision pertaining to the increase of the valuation allowance for the Company’s U.S. deferred tax assets and for the three and six months ended November 30, 2007, adjusting the related income tax provision on a non-GAAP basis to 42% and 27%, respectively.

Palm’s fiscal periods are generally 13 weeks in length and end on a Friday. For presentation purposes, the periods are presented as ending on Nov. 30.

Palm, Inc.

Reconciliation of GAAP Items to Non-GAAP Items (continued)

(In thousands)

(Unaudited)

	Three Months Ended		Six Months Ended
	Nov. 30, 2008	Nov. 30, 2007	Nov. 30, 2008	Nov. 30, 2007
Net loss, as reported	$(506,170)	$(8,848)	$(545,647)	$(9,689)
Interest (income) expense, net	5,630	(3,728)	10,508	(11,493)
Taxes	408,413	(30,183)	405,779	(26,380)
Depreciation/amortization	7,627	9,508	17,091	18,398

EBITDA	(84,500)	(33,251)	(112,269)	(29,164)
Adjustments:
Stock-based compensation (a)	5,837	14,293	12,837	19,421
Other (income) expense, net	358	144	813	445
Patent acquisition cost (refund)	—	—	(1,537)	5,000
Restructuring charges	8,296	10,145	7,823	16,749
Gain on sale of land	—	—	—	(4,446)
Impairment of non-current auction rate securities	14,253	—	29,218	—

Adjusted EBITDA	$(55,756)	$(8,669)	$(63,115)	$8,005

(a)	Stock-based compensation related to workforce reductions are included in restructuring charges.

Palm’s fiscal periods are generally 13 weeks in length and end on a Friday. For presentation purposes, the periods are presented as ending on Nov. 30.

Palm, Inc.

Condensed Consolidated Balance Sheets

(In thousands, except par value amounts)

(Unaudited)

	Nov. 30, 2008	May 31, 2008
ASSETS
Current assets:
Cash and cash equivalents	$143,605	$176,918
Short-term investments	80,365	81,830
Accounts receivable, net of allowance for doubtful accounts of $1,077 and $1,169, respectively	98,230	116,430
Inventories	28,517	67,461
Deferred income taxes	178	82,011
Prepaids and other	20,663	15,436

Total current assets	371,558	540,086
Restricted investments	7,906	8,620
Non-current auction rate securities	13,257	29,944
Property and equipment, net	33,218	39,636
Goodwill	166,332	166,332
Intangible assets, net	54,114	61,048
Deferred income taxes	533	318,850
Other assets	14,008	15,746

Total assets	$660,926	$1,180,262

LIABILITIES AND STOCKHOLDERS’ EQUITY (DEFICIT)
Current liabilities:
Accounts payable	$134,647	$161,642
Income taxes payable	1,984	1,088
Accrued restructuring	10,033	8,058
Current portion of long-term debt	4,000	4,000
Other accrued liabilities	260,908	236,558

Total current liabilities	411,572	411,346
Non-current liabilities:
Long-term debt	392,000	394,000
Non-current tax liabilities	6,593	6,127
Other non-current liabilities	1,338	2,098

Series B redeemable convertible preferred stock, $0.001 par value, 325 shares authorized; outstanding: 325 shares; aggregate liquidation value: $325,000	260,496	255,671

Stockholders’ equity (deficit):
Series A preferred stock, $0.001 par value, none outstanding	—	—
Common stock, $0.001 par value, 2,000,000 shares authorized; outstanding: 110,541 shares and 108,369 shares, respectively	111	108
Additional paid-in capital	674,725	659,141
Accumulated deficit	(1,083,131)	(537,484)
Accumulated other comprehensive loss	(2,778)	(10,745)

Total stockholders’ equity (deficit)	(411,073)	111,020

Total liabilities and stockholders’ equity (deficit)	$660,926	$1,180,262

Palm’s fiscal periods are generally 13 weeks in length and end on a Friday. For presentation purposes, the periods are presented as ending on Nov. 30 and May 31.

Palm, Inc.

Condensed Consolidated Statement of Cash Flows

(In thousands)

(Unaudited)

	Three Months Ended
	Nov. 30, 2008	Nov. 30, 2007
Cash flows from operating activities:
Net loss	$(506,170)	$(8,848)
Adjustments to reconcile net loss to net cash flows from operating activities:
Depreciation	5,010	4,713
Stock-based compensation	6,332	15,249
Amortization of intangible assets	2,617	4,795
Amortization of debt issuance costs	786	262
Deferred income taxes	415,440	(23,313)
Realized gain on sale of equity investments	—	(242)
Excess tax benefit related to stock-based compensation	—	(2,465)
Impairment of non-current auction rate securities	14,253	—
Changes in assets and liabilities:
Accounts receivable	40,174	6,759
Inventories	6,107	(15,603)
Prepaids and other	(6,917)	(1,139)
Accounts payable	(16,197)	(323)
Income taxes payable	(7,687)	(5,260)
Accrued restructuring	6,736	5,543
Other accrued liabilities	19,116	6,331

Net cash used in operating activities	$(20,400)	$(13,541)

Cash flows from investing activities:
Purchase of property and equipment	(2,901)	(7,286)
Purchase of short-term investments	(55)	(142,248)
Sale of short-term investments	211	177,288
Purchase of restricted investments	—	(8,951)
Sale of restricted investments	264	—
Cash paid for acquisition	—	(495)

Net cash provided by (used in) investing activities	$(2,481)	$18,308

Cash flows from financing activities:
Proceeds from issuance of common stock; employee stock plans	3,675	17,536
Proceeds from issuance of series B convertible preferred stock, net	—	315,216
Excess tax benefit related to stock-based compensation	—	2,465
Proceeds from issuance of debt, net	—	383,749
Repayment of debt	(1,891)	(273)
Cash distribution to stockholders	(34)	(948,611)

Net cash provided by (used in) financing activities	$1,750	$(229,918)

Effects of exchange rate changes on cash and cash equivalents	(2,593)	—
Change in cash and cash equivalents	(23,724)	(225,151)
Cash and cash equivalents, beginning of period	167,329	368,822

Cash and cash equivalents, end of period	$143,605	$143,671

Other cash flow information:
Cash (refund) paid for taxes	$470	$(1,510)

Cash paid for interest	$2,107	$2,861

Palm’s fiscal periods are generally 13 weeks in length and end on a Friday. For presentation purposes, the periods are presented as ending on Nov. 30.